Fourth Quarter 2022 Earnings Call February 16, 2023 DTMidstream

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and the impact of inflation on our business; competitive conditions in our industry; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; energy efficiency and technology trends; changing laws regarding cyber security and data privacy, and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the ongoing conflict between Russia and Ukraine, including resulting commodity price volatility and risk of cyber-based attacks; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the spin-off of DT Midstream from DTE Energy ("the Spin-Off") as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 and our reports and registration statements filed from time to time with the SEC. The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report for the year ended December 31, 2022, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. 2

DTMidstream Investment Thesis Clean assets, clean balance sheet, clean story Integrated assets in the two best dry gas basins serving key markets Haynesville / Appalachia dry gas focus Integrated asset footprint providing wellhead to market service Directly serving growing LNG export demand Highly contracted cash flows Long-term take-or-pay contracts Committed to a durable and growing dividend No direct commodity exposure Strong balance sheet with low leverage Self-funded investment program No significant near-term debt maturities Low and declining leverage Mature environmental, social and governance leadership Executing on energy transition projects Committed to 30% emissions reduction by 2030 and net zero by 2050 C-Corp governance 3

2022 Year in Review Exceeded our financial plan $370 million net income $830 million Adjusted EBITDA1 $647 million Distributable Cash Flow2 +7% dividend increase from 2021 Solidified future growth Expanding LEAP by 90% to 1.9 Bcf/d Expanding Appalachia Gathering by 20% Increased ownership in Millennium Pipeline to 52.5% Contract extensions across asset portfolio Advanced our ESG agenda Inaugural sustainability report Filed for Class VI permit for CCS3 project Awarded top ranking for customer service4 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix 3. Carbon Capture and Sequestration 4. Top-rated company out of 63 participants in the MASTIO 8th edition industry-wide Midstream Customer Value / Loyalty Benchmarking Study 4

Exceeded Our 2022 Financial Plan Continued track record of strong performance Original guidance Actual Adjusted EBITDA1 (millions) Quarterly dividend (per share) Distributable Cash Flow2 (millions) $710-$750 $768 2021 +8% $770-$810 $830 2022 $0.60 2021 +7% $0.64 2022 $500-$550 $596 2021 +9% $575-$625 $647 2022 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix 5

Fourth Quarter 2022 Financial Results Pipeline segment grows to 61% of overall business Adjusted EBITDA1 (millions), xx segment % of overall +10% $207 $115 56% $92 44% $227 $139 61% $88 39% Q3 2022 Q4 2022 Gathering Pipeline Pipeline Fourth quarter benefit of Millennium Pipeline acquisition Strong short-term revenues from pipeline joint ventures, LEAP and W10 storage Gathering Higher volumes at Appalachia Gathering offset by lower volumes at Susquehanna Gathering Planned maintenance outage at Blue Union treating facility 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 6

All-time High in Gathered Volumes Volume growth enabled by contracted expansion projects Haynesville throughput (bcf/d) 1.55 1.57 1.53 1.66 1.70 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Haynesville Higher production volumes on Blue Union driven by new capacity Northeast throughput1 (bcf/d) Susquehanna Gathering Appalachia Gathering Tioga Gathering 1.37 1.34 1.28 1.35 1.35 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Northeast Growth at Appalachia Gathering offset by lower volumes at Susquehanna Gathering 1. Excludes Michigan Gathering 7

Strong Financial Outlook Well-positioned to continue our strong performance Adjusted EBITDA1 (millions) +9% CAGR $770 - $810 $880 - $920 $920 - $970 2022 original guidance 2023 updated guidance 2024 early outlook Quarterly dividend (per share) +8% $0.64 $0.69 2022 actuals 2023 Distributable Cash Flow2 (millions) +8% $575 - $625 $625 - $675 2022 original guidance 2023 guidance 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix 8

Distinctive Adjusted EBITDA Growth Growth through 2024 is underpinned by contracted investments Adjusted EBITDA1 (millions) +9% CAGR $770 - $810 $880 - $920 $920 - $970 +$15 million from early outlook 2022 original guidance 2023 updated guidance 2024 early outlook Significant growth across both Pipeline and Gathering segments, in both Haynesville and Appalachia Value accretive expansion projects with long-term contracted cash flows and no direct commodity exposure 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 9

Increasing Dividend by 8% Strengthening total shareholder returns with dividend increase Quarterly dividend (per share) +7% +8% $0.60 $0.64 $0.69 2021 actual 2022 actual 2023 Long-term contracted cash flows support 8% dividend increase Dividend of $0.69 per share for Q1 2023 Financial policy is to maintain a durable and growing dividend ~2.4x dividend coverage ratio1 above our 2.0x floor Plan to grow dividend commensurate with cash flow 1. The dividend coverage ratio represents 2023 Distributable Cash Flow guidance divided by annualized approved quarterly dividend. 10

Maintaining Balance Sheet Strength and Financial Flexibility Committed to achieving investment grade credit rating Strong liquidity ~$690 million of available liquidity $1 billion committed revolver Highly contracted cash flows ~90% of 2022 total revenue1 is from MVC/demand charges and flowing gas2 Average portfolio contracted tenor of 9 years No direct commodity exposure Low leverage 3.8x leverage ratio3 Committed to long-term leverage ratio ceiling of 4x Underleveraged pipeline joint ventures provide options for project financing No near-term debt Maturities No debt maturities until 2027 7-year weighted average debt maturity Capital structure includes fall-away provisions 1. Includes the proportionate share of the revenues generated by our unconsolidated joint ventures 2. Flowing gas represents proved developed producing reserves 3. Represents net debt to trailing twelve months Adjusted EBITDA, including adjustments as defined in the company's credit agreement. Leverage ratio as of 12/31/2022 11

Updated Long-Term Capital Outlook Disciplined capital investment approach to deliver shareholder value Five-year capital outlook (billions) Equity value creation $1.2 - $1.7 Incremental cash flow $1.7 - $2.2 Successfully deployed or committed ~$0.8 billion committed to organic growth projects 2021 - 2025 original guidance 2023 - 2027 guidance Updated five-year capital outlook supports long-term value creation Strong organic growth project backlog Self-funded Deleveraging to low 3x's 12

2023 Capital Investment Guidance Significant construction activity in 2023 backed by contracted projects Capital investment guidance (millions) Growth1 Maintenance $605 - $690 $30 - $40 $575 - $650 2023 guidance Capital investments are backed by long-term take-or-pay agreements All projects are on schedule and on budget Active pipeline and gathering construction projects in both the Haynesville and Appalachia Early procurement of equipment and services has de-risked project costs 1. Growth capital includes contribution to equity method investees 13

Growth Project Summary Fully-contracted growth investments across both regions and business segments Contracted growth investments Project In-service date(s) Status Pipeline Haynesville LEAP pipeline expansion - Phase 1 Q4 2023 On track Haynesville LEAP pipeline expansion - Phase 2 Q1 2024 On track Haynesville LEAP pipeline expansion - Phase 3 Q3 2024 On track Gathering Appalachia Gathering System expansion - Phase 2 Q4 2023 On track Haynesville Blue Union expansion Q3 2022 - Q1 2024 Completed /On track Projects are backed by significant take-or-pay agreements Expanding LEAP by 90% to 1.9 Bcf/d 500 MMcf/d gathering and 400 MMcf/d treating expansion on Blue Union Increasing Appalachia Gathering mainline capacity by 20% 14

Strong Organic Opportunities Across Our Existing Footprint

	Asset	2023-2027 commercial focus	Overview
Pipeline	LEAP	• Active discussions for expansions up to ~3 Bcf/d	• Connecting growing Haynesville supply with growing LNG demand
	Stonewall	• Active discussions with existing and new customers for expansion opportunities	• Providing incremental Appalachia pipeline takeaway to East Coast LNG and Gulf Coast markets
	NEXUS	• Generation Pipeline interconnection • New supply connections; hydraulic optimization	• Providing Ohio industrial corridor access to NEXUS supply
	Millennium	• Recently completed open season for potential expansion opportunity	• Enabling additional supply into New York and New England markets through compression expansion
Gathering	Blue Union	• Active discussions for gathering and treating expansion opportunities	• Serving growing production from existing customers; step out expansions to connect new customers
	Appalachia Gathering	• Active discussions for further expansion	• Serving growing production from existing customers
	Tioga	• Active discussions regarding full-scale development	• Supporting new drilling activity in undeveloped acreage
Energy Transition	Carbon Capture and Sequestration	• Continue to advance Louisiana CCS opportunity towards final investment decision • New project development	• Permanently sequestering CO_2 from DTM treating assets; underpinned by 45Q tax credit • Leveraging strong expertise to advance CCS in new regions
	Hydrogen	• Advance hydrogen hub project concepts • Work with strategic partner to identify and advance development opportunities	• Commercializing hydrogen transportation, storage and production

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Fully-contracted LEAP Expansion to 1.9 Bcf/d

Serving growing LNG export demand via capital efficient expansion

Increasing LEAP by 90% from 1.0 Bcf/d to 1.9 Bcf/d

- Capital efficient, lower-risk expansions provide timely access to growing LNG demand
- Project includes a combination of looping and compression

Five-year term extension of 500 MMcf/d of the original anchor contract

- Demonstrates strong market support for wellhead to water pathway to growing LNG export markets

Active commercial discussions underway for next phases of expansion

- LEAP can be expanded up to ~3 Bcf/d

Haynesville / Louisiana Gulf Coast



DTM assets
DTM treating plants
Blue Union expansion build
New electric compression
LNG facilities
Operational
Under development
Louisiana
Texas
Gillis Hub
Lake Charles LNG
Cameron LNG
CP2
Calcasieu Pass
Henry Hub
Port Arthur
Sabine Pass LNG
Golden Pass LNG
Delfin LNG
Plaquemines
NFE Louisiana Fast LNG
Contracted LEAP capacity (Bcf/d)
In-service
Current 1.0
Phase 1 expansion 0.3 Q4 2023
Phase 2 expansion 0.4 Q1 2024
Phase 3 expansion 0.2 Q3 2024
Total 1.9
Full expansion opportunity 3.0

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Louisiana Carbon Capture and Sequestration Advancing our energy transition platform Louisiana CCS project area Utilizing CO2 from DTM owned treating facilities DTM assets Operating DTM treating plants DTM treating plant under construction Leveraging our strong expertise and integrated asset platform Constructing new compression, CO2 pipeline and capture equipment Targeting a proximal geological storage formation with capacity of over 1 million metric tons per annum Class VI well permit application filed with the EPA in November 2022 Will be working with agencies to complete further subsurface characterization in 1H 2023 Sustainable investment with upside potential Supports carbon neutral "wellhead to water" service offering Reduces DTM's emissions profile Economics are fully supported by 45Q tax credit Potential for incremental third-party CO2 17

Appendix DT Midstream

Guidance Summary (millions, except EPS) Guidance 2023 Adjusted EBITDA1 $880 - $920 Operating Earnings2 $340 - $356 Operating EPS2 $3.50 - $3.66 Distributable Cash Flow3 $625 - $675 Capital Expenditures $605 - $690 Growth Capital4 $575 - $650 Maintenance Capital $30 - $40 2024 Adjusted EBITDA (early outlook) $920 - $970 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in this appendix 4. Growth Capital includes contribution to equity method investees 19

Consistent track record of growth through commodity cycles DTM has highly contracted cash flows and no direct commodity exposure Historical Adjusted EBITDA1 growth (millions) +20% CAGR $830 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Natural gas price down cycle Natural gas price down cycle 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) included in this appendix 20

Strong Haynesville Production Outlook Haynesville rig count remains at all-time high levels; production is expected to experience strong growth through 2030 Haynesville rig count 90 80 70 60 50 40 30 20 2018 2019 2020 2021 2022 2023 Haynesville production forecast (bcf/d) +10 B1c0f/d 11 21 2021 2030 Sources: S&P Global Commodity Insights, Wood Mackenzie North America Gas 10 Year Investment Horizon Outlook - October 2022 21

Serving Highly Economic Resource Areas DTM's assets are well positioned on the new drilling cost supply curve New drill supply curve 2023 - 20251 Breakeven $/MMBtu $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Annual new supply needed to offset production declines and meet new demand DTM asset resource areas Blue Union / LEAP AGS / Stonewall SGC / Bluestone Tioga Gathering Other Associated Gas New drill supply (bcf/d) 1. Includes regional basis differential Source: Wood Mackenzie North America Gas 10 Year Investment Horizon Outlook - October 2022 22

DTM Assets are Supporting Growing LNG Export Demand DTM assets currently provide ~2 Bcf/d of access to LNG export terminals and are well-positioned to serve growing demand Cove Point LNG Gulf Coast LNG corridor LNG facilities Operational Under development US LNG export capacity1 (bcf/d) +14 Bcf/d ~9 Bcf/d of Louisiana Gulf Coast area LNG export growth through 20302 28 24 20 16 12 8 4 0 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Sabine Pass Cameron Calcasieu Pass Golden Pass Plaquemines LA Fast Port Arthur Delfin Cove Point Corpus Christi Freeport Elba Island 1. Source: Wood Mackenzie North America Gas 10 Year Investment Horizon Outlook - October 2022 2. Represents growth from annual average level in 2022 23

Financial Results Three months ended Twelve months ended (millions, except EPS) December 31, 2022 September 30, 2022 December 31, 2022 December 31, 2021 Adjusted EBITDA1 $227 $207 $830 $768 Pipeline segment $139 $115 $475 $407 Gathering segment $88 $92 $355 $361 Operating Earnings2 $91 $88 $339 $336 Operating EPS2 $0.93 $0.90 $3.48 $3.46 Distributable Cash Flow3 $140 $186 $647 $596 Growth Capital4 $711 $112 $873 $117 Maintenance Capital $7 $8 $22 $34 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in this appendix 4. Growth Capital includes contribution to equity method investees 24

Non-GAAP Definitions Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2022 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. 25

Non-GAAP Definitions Operating Earnings and Operating Earnings per share are non-GAAP measures Use of Operating Earnings Information - Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 26

Non-GAAP Reconciliations

Reconciliation of Reported to Operating Earnings

	Three Months Ended							
	December 31, 2022				September 30, 2022			
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
	(millions)							
Pennsylvania income tax adjustment		$ —	$ —			$ —	$ (25) A	
Equity method investee goodwill impairment		7 B	(1)			—	—	
Net Income Attributable to DT Midstream	$ 85	$ 7	$ (1)	$ 91	$ 113	$ —	$ (25)	$ 88

	Year Ended							
	December 31, 2022				December 31, 2021			
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
	(millions)							
Pennsylvania income tax adjustment		$ —	$ (25) A			$ —	$ —	
Equity method investee goodwill impairment		7 B	(1)			—	—	
Gain on sale		(17) C	5			—	—	
Transaction costs		—	—			20 D	(5)	
Loss on note receivable		—	—			19 E	(5)	
Net Income Attributable to DT Midstream	$ 370	$ (10)	$ (21)	$ 339	$ 307	$ 39	$ (10)	$ 336

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

Adjustments Key

A Pennsylvania state tax rate reduction impact to deferred income tax expense

B Equity method investee goodwill impairment — recorded in Earnings from equity method investees

C Gain on sale of certain assets in the Utica shale region — recorded in Assets (gains) losses and impairments, net

D Transaction costs relating to the separation of DT Midstream — recorded in Operation and maintenance

E Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Assets (gains) losses and impairments, net

DT Midstream

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Non-GAAP Reconciliations

Reconciliation of Reported to Operating Earnings per diluted share[2]

	Three Months Ended							
	December 31, 2022				September 30, 2022			
	Reported Earnings	Pre-tax Adjustments	Income Taxes[1]	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes[1]	Operating Earnings
	(per share)							
Pennsylvania income tax adjustment		$ —	$ —			$ —	$ (0.26) A	
Equity method investee goodwill impairment		0.08 B	(0.03)			—	—	
Net Income Attributable to DT Midstream	$ 0.88	$ 0.08	$ (0.03)	$ 0.93	$ 1.16	$ —	$ (0.26)	$ 0.90

	Year Ended							
	December 31, 2022				December 31, 2021[3]			
	Reported Earnings	Pre-tax Adjustments	Income Taxes[1]	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes[1]	Operating Earnings
	(per share)							
Pennsylvania income tax adjustment		$ —	$ (0.26) A			$ —	$ —	
Equity method investee goodwill impairment		0.08 B	(0.03)			—	—	
Gain on sale		(0.17) C	0.05			—	—	
Transaction costs		—	—			0.20 D	(0.05)	
Loss on note receivable		—	—			0.20 E	(0.05)	
Net Income Attributable to DT Midstream	$ 3.81	$ (0.09)	$ (0.24)	$ 3.48	$ 3.16	$ 0.40	$ (0.10)	$ 3.46

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations

(3) In anticipation of the separation from DTE Energy, shares issued and outstanding as of June 30, 2021 of 96.7 million were treated as issued and outstanding for calculated historical earnings per share

Adjustments Key

A Pennsylvania state tax rate reduction impact to deferred income tax expense

B Equity method investee goodwill impairment — recorded in Earnings from equity method investees

C Gain on sale of certain assets in the Utica shale region — recorded in Assets (gains) losses and impairments, net

D Transaction costs relating to the separation of DT Midstream — recorded in Operation and maintenance

E Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Assets (gains) losses and impairments, net

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Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Three Months Ended Year Ended December 31, 2022 September 30, 2022 December 31, 2022 December 31, 2021 Consolidated (millions) Net Income Attributable to DI Midstream $85 $113 $370 $307 Plus: Interest expense 38 35 137 112 Plus: Income tax expense 35 7 100 104 Plus: Depreciation and amortization 44 42 170 166 Plus: Loss from financing activities - - 13 - Plus: EBTDA from equity method investees (1) 63 48 206 174 Plus: Adjustments for non-routine items (2) 7 - (10) 39 Less: Interest income (1) (1) (3) (4) Less: Earnings from equity method investees (43) (36) (150) (126) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (3) (4) Adjusted EBITDA $227 $207 $830 $768 (1) Includes share of our equity method investees' earnings before taxes, depreciation and amortization, which we refer to as "EBTDA." A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: Three Months Ended Year Ended December 31, 2022 September 30, 2022 December 31, 2022 December 31, 2021 (millions) Earnings from equity methods investees $43 $36 $150 $126 Plus: Depreciation and amortization attributable to equity method investees 20 12 56 48 EBTDA from equity method investees $63 $48 $206 $174 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended December 31, 2022, adjustments for non-routine items included an equity method investee goodwill impairment of $7 million. For the year ended December 31, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region, partially offset by an equity method investee goodwill impairment of $7 million. For the year ended December 31, 2021, adjustments for non-routine items included a $19 million loss on notes receivable and $20 million of separation-related transaction costs. 29

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment Three Months Ended Year Ended December 31, 2022 September 30, 2022 December 31, 2022 December 31, 2021 Pipeline (millions) Net Income Attributable to DT Midstream $58 $70 $228 $178 Plus: Interest expense 16 15 57 51 Plus: Income tax expense 22 5 62 62 Pins: Depreciation and amortization 17 15 63 63 Pins: Loss from financing activities - - 6 - Plus: EBTDA from equity method investees (1) 63 48 206 174 Plus: Adjustments for non-routine items (2) 7 - 7 10 Less: Interest income - (1) (1) (1) Less: Earnings from equity method investees (43) (36) (150) (126) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (3) (4) Adjusted EBITDA $139 $115 $475 $407 (1) Includes share of our equity method investees' earnings before taxes, depreciation and amortization, which we refer to as "EBTDA." A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: Three Months Ended Year Ended December 31, 2022 September 30, 2022 December 31, 2022 December 31, 2021 (millions) Earnings from equity methods investees $43 $36 $150 $126 Plus: Depreciation and amortization attributable to equity method investees 20 12 56 48 EBTDA from equity method investees $63 $48 $206 $174 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months and year ended December 31, 2022, adjustments for non-routine items included an equity method investee goodwill impairment of $7 million. For the year ended December 31, 2021, adjustments for non-routine items included $10 million of separation related transaction costs. 30

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment Three Months Ended Year Ended December 31, 2022 September 30, 2022 December 31, 2022 December 31, 2021 Gathering (millions) Net Income Attributable to DT Midstream $27 $43 $142 $129 Plus: Interest expense 22 20 80 61 Plus: Income tax expense 13 2 38 42 Plus: Depreciation and amortization 27 27 107 103 Plus: Loss from financing activities - - 7 - Plus: Adjustments for non-routine items (l) - - (17) 29 Less: Interest income (1) - (2) (3) Adjusted EBITDA $88 $92 $355 $361 (1) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the year ended December 31, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region. For the year ended December 31, 2021, adjustments for non-routine items included a $19 million loss on notes receivable and $10 million of separation-related transaction costs. 31

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow Three Months Ended Year Ended December 31, 2022 September 30, 2022 December 31, 2022 December 31, 2021 (millions) Net Income Attributable to DT Midstream $85 $113 $370 $307 Plus: Interest expense 38 35 137 112 Plus: Income tax expense 35 7 100 104 Plus: Depreciation and amortization 44 42 170 166 Plus: Loss from financing activities - - 13 - Plus: Adjustments for non-routine items (l) - - (17) 39 Less: Earnings from equity method investees (43) (36) (150) (126) Less : Depreciation and amortization attributable to noncontrolling interests (1) (1) (3) (4) Plus: Dividends and distributions from equity method investees 70 40 198 138 Less: Cash interest expense (66) (4) (125) (103) Less: Cash taxes (15) (2) (24) (3) Less : Maintenance capital investment (2) (7) (8) (22) (34) Distributable Cash Flow $140 $186 $647 $596 (1) Distributable Cash Flow calculation excludes certain items we consider non-routine. For the year ended December 31, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region. For the year ended December 31, 2021, adjustments for non-routine items included a $19 million loss on notes receivable and $20 million of separation-related transaction costs. (2) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. 32